Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At July 31, 2022

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 12.0%
Transamerica International Equity (A)	1,764,093	$ 32,000,652

Money Market Fund - 0.2%
Transamerica Government Money Market, 1.34% (A) (B)	529,547	529,547

U.S. Equity Funds - 37.7%
Transamerica Large Growth (A)	3,303,466	32,274,860
Transamerica Large Value Opportunities (A)	3,649,295	35,325,175
Transamerica Mid Cap Growth (A)	1,073,047	8,004,931
Transamerica Mid Cap Value Opportunities (A)	692,623	8,159,095
Transamerica Small Cap Growth (A)	1,225,060	8,085,398
Transamerica Small Cap Value (A)	1,222,593	8,411,442

		100,260,901

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 50.1%
Transamerica High Quality Bond (A)	2,249,497	$ 21,212,753
Transamerica High Yield Bond (A)	1,965,650	16,118,326
Transamerica Inflation-Protected Securities (A)	3,115,432	31,590,476
Transamerica Intermediate Bond (A)	6,985,946	64,270,707

		133,192,262

Total Investment Companies (Cost $281,672,633)		265,983,362

Total Investments (Cost $281,672,633)		265,983,362
Net Other Assets (Liabilities) - (0.0)% (C)		(121,089)

Net Assets - 100.0%		$ 265,862,273

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$265,983,362	$—	$—	$265,983,362

Total Investments	$265,983,362	$—	$—	$265,983,362

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value July 31, 2022	Shares as of July 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Government Money Market	$553,667	$59,662,407	$(59,686,527)	$—	$—	$529,547	529,547	$478	$—
Transamerica High Quality Bond	24,633,981	1,997,279	(4,314,891)	(279,710)	(823,906)	21,212,753	2,249,497	323,157	—
Transamerica High Yield Bond	19,501,180	1,599,061	(2,858,344)	(276,358)	(1,847,213)	16,118,326	1,965,650	658,833	—
Transamerica Inflation-Protected Securities	36,878,241	3,492,099	(5,603,603)	244,296	(3,420,557)	31,590,476	3,115,432	1,642,921	—
Transamerica Intermediate Bond	74,070,856	6,788,364	(8,378,462)	(621,481)	(7,588,570)	64,270,707	6,985,946	1,150,382	1,173,799
Transamerica International Equity	43,750,479	3,387,666	(7,840,536)	773,371	(8,070,328)	32,000,652	1,764,093	1,507,145	—
Transamerica Large Growth	47,524,549	16,485,127	(4,408,116)	517,776	(27,844,476)	32,274,860	3,303,466	730,924	7,889,675
Transamerica Large Value Opportunities	47,637,892	9,180,346	(14,288,627)	818,706	(8,023,142)	35,325,175	3,649,295	4,118,527	3,024,588
Transamerica Mid Cap Growth	11,164,405	4,346,387	(1,071,313)	134,041	(6,568,589)	8,004,931	1,073,047	1,061,192	1,995,938
Transamerica Mid Cap Value Opportunities	10,603,024	2,803,536	(3,127,153)	43,574	(2,163,886)	8,159,095	692,623	916,673	1,416,733
Transamerica Small Cap Growth	11,649,815	2,020,355	(2,001,039)	397,926	(3,981,659)	8,085,398	1,225,060	186,310	849,798
Transamerica Small Cap Value	10,481,836	5,008,920	(2,017,508)	(420,817)	(4,640,989)	8,411,442	1,222,593	3,107,487	1,431,303

Total	$338,449,925	$116,771,547	$(115,596,119)	$1,331,324	$(74,973,315)	$265,983,362	27,776,249	$15,404,029	$17,781,834

(B)	Rate disclosed reflects the yield at July 31, 2022.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the period ended July 31, 2022. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds	Page 1

Transamerica Asset Allocation Intermediate Horizon

NOTES TO SCHEDULE OF INVESTMENTS

At July 31, 2022

(unaudited)

INVESTMENT VALUATION

Transamerica Asset Allocation Intermediate Horizon (the “Fund”) is a series of the Transamerica Funds.

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Fund’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at July 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Page 2